SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2012

  BRIDGELINE DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

80 Blanchard Road
Burlington, MA 01803
(Address of principal executive offices, including zip code)

     (781) 376-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.    Entry into a Material Definitive Agreement

Acquisition of MarketNet, Inc.

On May 31, 2012, Bridgeline Digital, Inc., a Delaware corporation (“Bridgeline Digital”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MarketNet, Inc., a Texas corporation (“MarketNet”), and Jill Bach, the sole stockholder of MarketNet (the “Stockholder”), and completed the acquisition of MarketNet.

The Merger Agreement sets forth the terms and conditions pursuant to which Bridgeline Digital acquired all the outstanding capital stock of MarketNet in exchange for consideration paid to the Stockholder consisting of (i) $20,000 in cash, (ii) the payment of $300,000 of indebtedness owed by MarketNet, and (iii) contingent consideration of up to $650,000 in cash and 204,331 shares of Bridgeline Digital common stock.  The contingent consideration is payable quarterly over the 12 consecutive calendar quarters following the acquisition, contingent upon the acquired business achieving certain quarterly revenue and quarterly operating income targets during the period.  The contingent common stock is being issued currently and will be held in escrow pending the satisfaction of the applicable targets.  To the extent that either the quarterly revenue target or the quarterly operating income target are not met in any particular quarter, the earn-out period will be extended for up to four additional quarters.  MarketNet is also eligible to earn additional bonus equity consideration if annual net revenues of Bridgeline Digital’s Dallas business unit exceed $7,000,000 in any fiscal year prior to September 30, 2015.  Such additional bonus equity was also issued currently and will be held in escrow pending the satisfaction of the annual net revenue target.

The parties to the Merger Agreement made customary representations, warranties and covenants therein, and the completion of the acquisition of MarketNet was subject to customary conditions described therein.  In addition, the Merger Agreement prohibits the Stockholder from competing with Bridgeline Digital for a period of three years ending on the third anniversary of the completion of the earn-out period.

In connection with the acquisition, Bridgeline Digital will employ Jill Bach as Senior Vice President of Engagements, and will employ Alan Bach, MarketNet’s Vice President, as Senior Vice President and General Manager for the Dallas business unit. Bridgeline Digital has entered into an employment agreement with each of Ms. Bach and Mr. Bach containing terms consistent with employment agreements in place with other executives of Bridgeline Digital.  Such employment agreements include an agreement not to compete with Bridgeline Digital for a period of up to 12 months after ceasing to be an employee of Bridgeline Digital.

In connection with the acquisition, Bridgeline Digital assumed the lease of the former offices of MarketNet located in Plano, Texas.

The foregoing description of the acquisition and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

Private Placement

On May 31, 2012, Bridgeline Digital entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors pursuant to which Bridgeline Digital sold 2,173,913 shares of common stock at a purchase price of $1.15 per share.  Taglich Brothers, Inc. served as placement agent for the transaction.  The gross proceeds to Bridgeline Digital at the closing of this private placement were $2,500,000.

The shares of common stock issued in the transaction are restricted securities and may be sold only pursuant to Rule 144 or in another transaction exempt from the registration requirements under the Securities Act of 1933.  Pursuant to the terms of the Purchase Agreement, Bridgeline Digital has agreed to provide piggyback registration rights with respect to the shares of common stock purchased in the transaction in the event Bridgeline Digital files a registration statement, with certain limited exceptions.

As compensation for acting as placement agent, Bridgeline Digital paid Taglich Brothers, Inc. a cash payment of $200,000 and issued Taglich Brothers, Inc., and its affiliates, five year warrants to purchase an aggregate of 217,913 shares of Bridgeline Digital’s common stock at a price equal to $1.40 per share.  Bridgeline Digital agreed to provide piggyback registration rights with respect to the shares of common stock underlying the warrants.

The description of agreements and securities contained in this Form 8-K is qualified in its entirety by reference to the full text of the agreements and securities that Bridgeline Digital filed as exhibits to this Form 8-K.

Item 2.01.    Completion of Acquisition or Disposition of Assets

On May 31, 2012, Bridgeline Digital completed the acquisition of MarketNet described in Item 1.01. The acquisition was made pursuant to the Merger Agreement described in Item 1.01, whereby, upon the terms and subject to the conditions set forth therein, Bridgeline Digital acquired all the outstanding capital stock of MarketNet.

Item 3.02.    Unregistered Sales of Equity Securities

Acquisition of MarketNet, Inc.

On May 31, 2012, Bridgeline Digital issued 404,331 shares of Bridgeline Digital common stock as partial consideration for the acquisition of all the outstanding capital stock of MarketNet.  The shares were issued to the stockholder of MarketNet pursuant to the terms of the Merger Agreement and are being held in escrow pending the satisfaction the applicable targets.   The shares were issued without registration and are subject to restrictions under the Securities Act of 1933, as amended, and the securities laws of certain states, in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act of 1933 and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering.

Private Placement

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

The securities offered, issued and sold pursuant to the private placement were issued without registration and are subject to restrictions under the Securities Act of 1933, as amended, and the securities laws of certain states, in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act of 1933 and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering.

Item 7.01.    Regulation FD Disclosure

On June 4, 2012, Bridgeline Digital issued a press release announcing the completion of the MarketNet acquisition and the private placement.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.  The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01     Financial Statements and Exhibits

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(d)      Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2012, by and among Bridgeline Digital, Inc., MarketNet, Inc. and Jill Bach.

10.1	Securities Purchase Agreement between Bridgeline Digital, Inc. and the investors named therein, dated May 31, 2012.

10.2	Form of Common Stock Purchase Warrant issued to Placement Agent, dated May 31, 2012.

99.1	Press release issued by Bridgeline Digital, Inc., dated June 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.

By:	/s/ Michael D. Prinn
Michael D. Prinn
Vice President and
Chief Accounting Officer

Date:  June 5, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2012, by and among Bridgeline Digital, Inc., MarketNet, Inc. and Jill Bach.

10.1	Securities Purchase Agreement between Bridgeline Digital, Inc. and the investors named therein, dated May 31, 2012.

10.2	Form of Common Stock Purchase Warrant issued to Placement Agent, dated May 31, 2012.

99.1	Press release issued by Bridgeline Digital, Inc., dated June 4, 2012.